UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 31, 2006
Health Benefits Direct Corporation
(Exact name of registrant as specified in charter)

Delaware	333-123081	98-0438502

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5 Radnor Corporate Center
Suite 555
Radnor, Pennsylvania 19087
(Address of principal executive offices)
(610) 971-6197
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item1.01 Entry into a Material Definitive Agreement
Item9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
SOFTWARE AND SERVICES AGREEMENT

Item 1.01 Entry into a Material Definitive Agreement.
          On May 31, 2006, Health Benefits Direct Corporation (“HBDC”) and Insurint Corporation (“Insurint”), a newly created wholly-owned subsidiary of HBDC, entered into a Software and Services Agreement (the “License Agreement”) with Realtime Solutions Group, L.L.C. (“Realtime”), under which Realtime granted to Insurint a worldwide, transferable, non-exclusive, perpetual and irrevocable license to use, display, copy, modify, enhance, create derivate works within, and access Realtime Solutions Group’s Straight Through Processing software and all associated documentation, source code and object code (collectively the “Software”), for use in the marketing, promotion and sale of health benefits or insurance products.
          As consideration for the grant of the rights and licenses to Insurint under the License Agreement, HBDC will pay to Realtime a license fee in the form of 216,612 unregistered shares of HBDC common stock, par value $0.001 per share (the “Shares”). Concurrent with the delivery of the Shares, HBDC and Realtime entered into a Registration Rights Agreement that provides for piggyback registration rights for the Shares.
          Insurint may unilaterally terminate the License Agreement, with or without cause, at any time on 30 calendar days’ prior written notice to Realtime. The license rights in the Software granted under the License Agreement survive any termination of the License Agreement in perpetuity, solely for the purpose of allowing Insurint or any other authorized user to continue to provide Software-based services to and otherwise support any of Insurint’s customers.
          The foregoing is only a summary of the License Agreement. You are urged to read the License Agreement in its entirety for a more complete description of the terms and conditions. A copy of the License Agreement is attached hereto as Exhibit 10.1.
Item 9.01 Financial Statements and Exhibits.
          (d) Exhibits.

Exhibit Number	Description

10.1	Software and Services Agreement, dated May 31, 2006, among Health Benefits Direct Corporation, Insurint Corporation, and Realtime Solutions Group, L.L.C.

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SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 2, 2006

HEALTH BENEFITS DIRECT CORPORATION

	By:	/s/ ANTHONY R. VERDI

Name: Anthony R. Verdi
Title: Chief Financial Officer

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Exhibit Index

Exhibit Number	Description

10.1	Software and Services Agreement, dated May 31, 2006, among Health Benefits Direct Corporation, Insurint Corporation, and Realtime Solutions Group, L.L.C.